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                                                                      Ex - 10.2






                                                         [EXECUTION COUNTERPART]


                                AMENDMENT NO. 2

        AMENDMENT NO. 2 dated as of March 1, 1996 between BELCO ENERGY L.P., a limited partnership duly organized and validly existing under the laws of the State of Delaware (the "Borrower") and THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), a national banking association (the "Bank").

        The Borrower and the Bank are parties to a Credit Agreement dated as of December 1, 1994 (as amended by Amendment No. 1 dated as of January 25, 1996 and as otherwise modified and supplemented and in effect on the date hereof, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for loans to be made by the Bank to the Borrower in an aggregate principal amount not exceeding $30,000,000. The Borrower has requested, and the Bank has agreed, to increase the amount of such loans that may be made available during the period prior to August 30, 1996 under the Credit Agreement from $30,000,000 to $40,000,000 on the terms and conditions hereof. Accordingly, the parties hereto hereby agree as follows:

        Section 1. Definitions. Except as otherwise defined in this Amendment No. 2, terms defined in the Credit Agreement are used herein as defined therein.

        Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 6 below, the Credit Agreement shall be amended as follows:

        A. General. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Credit Agreement as amended hereby. References in the Credit Agreement to "the Note" shall be deemed to include reference to the New Note under and as defined in Section 6(B) hereof.

        B. Definitions. Section 1.1 of the Credit Agreement shall be amended by amending the definition of "Commitment" therein to read as follows:

        "Commitment" means Forty Million U.S. Dollars ($40,000,000.00), as such amount may be reduced pursuant to Section 2.1(c) or reduced or terminated pursuant to Article VII.

        C. Commitment Reduction. Section 2.1 of the Credit Agreement shall be amended by adding thereto a new paragraph (c) reading as follows:



                                Amendment No. 2

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        "(c)  Commitment Reduction.  The Borrower shall have the right, upon not less than three Business Days' notice to the Bank, to reduce the Bank's Commitment to Thirty Million U.S. Dollars ($30,000,000), which reduction would be effective on and as of May 31, 1996. Unless previously reduced in accordance with the preceding sentence, the Bank's Commitment shall automatically be reduced to Thirty Million U.S. Dollars ($30,000,000.00) on August 30, 1996. Once terminated or reduced, the Bank's Commitment may not be reinstated."

        D. Repayment. Section 2.5 of the Credit Agreement shall be restated to read in its entirety as follows:

        "2.5 Repayment of Advances. The Borrower shall repay the Bank the outstanding principal amount of each Advance on the Maturity Date. In addition, if following any reduction in the Bank's Commitment pursuant to
    Section 2.1(c), the aggregate principal amount of the Advances exceeds the Bank's Commitment as then in effect, the Borrower shall pay Advances in an aggregate amount equal to such excess."

        Section 3. Borrowing Base Redetermination. Subject to the satisfaction of the conditions precedent specified in Section 6 below, the Borrowing Base shall be set at $40,000,000, subject to further redeterminations thereof pursuant to the terms and conditions of the Credit Agreement (including, without limitation, Section 2.2 thereof).

        Section 4. Commitment Fee. Notwithstanding that the increase of the Commitment contemplated by Section 2 hereof shall not become effective until the satisfaction of the conditions precedent specified in Section 6 hereof, for purposes of calculating the amount of commitment fee payable under Section 2.6 of the Credit Agreement, the Commitment shall be deemed to have been so increased immediately upon the execution of this Amendment No. 2 by the Bank.

        Section 5. Representations and Warranties. The Borrower represents and warrants to the Bank that the representations and warranties set forth in
Article IV of the Credit Agreement and in the Funding Agreement are true and complete on the date hereof as if made on and as of the date hereof and as if each reference in said Article IV and in the Funding Agreement to "this Agreement" and "the Note" included reference to this Amendment No. 2 and to the New Note.


                                Amendment No. 2
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        Section 6.  Conditions Precedent.  As provided in Sections 2 and 3 above, the amendments to the Credit Agreement set forth in said Section 2 and the redetermination of the Borrowing Base pursuant to said Section 3 shall each become effective upon the satisfaction of the following conditions precedent:

        A. Execution by All Parties. This Amendment No. 2 shall have been executed and delivered by each of the parties hereto.

        B. New Note. The Borrower shall have delivered to the Bank, in exchange for the Note heretofore delivered to the Bank pursuant to Section 3.01(a)(i) of the Credit Agreement, a new promissory note of the Borrower in substantially the form of Exhibit C to the Credit Agreement, dated the date hereof, payable to the Bank in a principal amount equal to its Commitment (as increased hereby) and otherwise duly completed (the "New Note"), and the New Note shall constitute the "Note" under the Credit Agreement as amended hereby.

        C. Documents. The Bank shall have received the following documents, each of which shall be satisfactory to it in form and substance:

             (1) Corporate and Partnership Documents. Certified copies of the charter and by-laws (or equivalent documents) of each General Partner (or, in the alternative, a certification to the effect that none of such documents has been modified since delivery thereof pursuant to Section 3.01(a) of the Credit Agreement) and of all partnership and corporate authority for each General Partner (including, without limitation, board of director resolutions and evidence of the incumbency of officers for each General Partner) with respect to the execution, delivery and performance of this Amendment No. 2 and the Credit Agreement as amended hereby and the Advances under the Credit Agreement as amended hereby, the New Note and each other document to be delivered by each General Partner from time to time in connection with the Credit Agreement as amended hereby (and the Bank may conclusively rely on such certificate until it receives notice in writing from each General Partner to the contrary).



                                Amendment No. 2

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             (2)  Opinion of Counsel to the Borrower.  An opinion of Vinson
        & Elkins or such other legal counsel to the Belco Oil & Gas Corp.
        as may be satisfactory to the Bank (and the Belco Oil & Gas Corp. hereby instructs such counsel to deliver such opinion to the Bank).

             (3) Consents. (i) The consent of Belco G.P. to the increase in the amount of the Commitment, and acknowledgement that the New
        Note shall constitute the "Note", for purposes of the Funding Agreement; and (ii) the consent of Robert A. Belfer to the increase in the amount of the Commitment for purposes of the Title Guaranty, each as evidenced by their execution of this Amendment No. 2 under the caption "CONSENTS" on the signature pages hereof.

             (4) Other Documents. Such other documents as the Bank may reasonably request.

        (D) Fees and Expenses. The Bank shall have received evidence satisfactory to it that all fees and expenses that the Borrower shall have heretofore agreed to pay in connection with this Amendment No. 2 (including, without limitation, the fees and expenses of Milbank, Tweed, Hadley & McCloy, special New York counsel to the Bank, in connection with the negotiation, preparation, execution and delivery of this Amendment No. 2 and the New Note) shall have been paid.

        Section 7. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 2 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 2 by signing any such counterpart. This Amendment No. 2 shall be governed by, and construed in accordance with, the law of the State of New York.



                                Amendment No. 2
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        IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed and delivered as of the day and year first above written.


                                        BELCO ENERGY L.P.

                                        By:  BELCO OIL AND GAS CORP.,
                                             a general partner


                                             By:  Robert A. Belfer
                                                  ----------------------------
                                                  Title: President


                                        By:  LDB CORP., a general partner


                                             By:  Laurence D. Belfer
                                                  ----------------------------
                                                  Title: President


                                        THE CHASE MANHATTAN BANK
                                           (NATIONAL ASSOCIATION)


                                        By:  Andrew Oram
                                             ---------------------------------
                                             Title: Vice President


CONSENTS:

The undersigned hereby consents
to the increase in the amount of
the Commitment, and acknowledges
that the New Note shall constitute
the "Note", for purposes of the
Funding Agreement:

BELCO OIL AND GAS CORP.



By: Robert A. Belfer
     -----------------------
     Title: President



                                Amendment No. 2
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The undersigned hereby consents
to the increase in the amount of
the Commitment for purposes of
the Title Guaranty:


Robert A. Belfer
- - ------------------------------
Robert A. Belfer




















                                Amendment No. 2